EXHIBIT "F"

                                     LIST OF
              LIMITED PARTNER CLAIMS AS UNIFORMLY CALCULATED BY THE TRUSTEE AND ALLOWED* (LIMITED) (CLASS 7) IN THE PLAN

*     Unless indicated as disputed

                                                                     Column 1           Column 2


CLAIMANT                           CLAIM NO.      EXPLAN.         ORIGINAL CLAIM      ALLOWED CLAIM
                                                   NOTES              AMOUNT              AMOUNT
                                                                    AS UNIFORMLY     (25% OF ORIGINAL
                                                                   CALCULATED BY       CLAIM AMOUNT)
                                                                    THE TRUSTEE
========================================================================================================
 Ashenden, James F. & Mary Jane      1021                           $50,000.00         $12,500.00
 Barneich, E G                       1557                           $50,000.00         $12,500.00
 Barsy, Joseph                       1311                           $50,000.00         $12,500.00
 Bartlett, Barry R.                  1515                           $25,000.00          $6,250.00
 Cerullo, Leonard J.                 1245                           $25,000.00          $6,250.00
 Cook, Arnold G.                     0806                           $50,000.00         $12,500.00
 Cosgrave, Ronald F.                 0918                           $50,000.00         $12,500.00
 Croke, III, Thomas B & Laura L.     0996                           $25,000.00          $6,250.00
 Ellington, Stewart L. MD            3482                                $0.00              $0.00
 Ellsworth, James L                  1838                           $50,000.00         $12,500.00
 Evans, R. M.                        1446                           $50,000.00         $12,500.00
 Gordon, Joe Sr.                     0197                                $0.00              $0.00
 Gordon, Joe Sr.                     0198                                $0.00              $0.00
 Gordon, Joseph Sr.                  0872                           $50,000.00         $12,500.00
 Guernsey, Alan S.                   1451                           $25,000.00          $6,250.00
 Gustafson, J. Eric                  0631                           $25,000.00          $6,250.00
 Hajt, William                       1480                           $25,000.00          $6,250.00
 Hanlon, Glen                        4553                           $25,000.00          $6,250.00
 Hansel, D.D.S., James R. & N. Jean  2756                           $50,000.00         $12,500.00

                                   EXHIBIT "F"

                                     LIST OF
              LIMITED PARTNER CLAIMS AS UNIFORMLY CALCULATED BY THE TRUSTEE AND ALLOWED* (LIMITED) (CLASS 7) IN THE PLAN

*     Unless indicated as disputed

                                                                     Column 1           Column 2


CLAIMANT                           CLAIM NO.      EXPLAN.         ORIGINAL CLAIM      ALLOWED CLAIM
                                                   NOTES              AMOUNT              AMOUNT
                                                                    AS UNIFORMLY     (25% OF ORIGINAL
                                                                   CALCULATED BY       CLAIM AMOUNT)
                                                                    THE TRUSTEE
========================================================================================================
 Hansel, James R. & N. Jean          4533                                $0.00              $0.00
 Hansen, Kay O.                      2016                           $50,000.00         $12,500.00
 Harris, David R. (Trustee)          0787                           $50,000.00         $12,500.00
 Hartford Accident and Indemnity Co. 3736                                $0.00              $0.00
 Heinen, Paul A and Gloria N.        2202                           $25,000.00          $6,250.00
 Hester, Monte E.                    3947                           $50,000.00         $12,500.00
 Hunter, Charles D.                  0907                           $50,000.00         $12,500.00
 Imrem, Ervin R.                     2131                           $25,000.00          $6,250.00
 Jackson, Glenn E. Estate of         1509                           $50,000.00         $12,500.00
 Kaynor, Kirk G & Sunny Sue          2481                           $50,000.00         $12,500.00
 Kennedy, Keith J.                   1632                           $50,000.00         $12,500.00
 Koenig Family Trust                 0632                           $50,000.00         $12,500.00
 Krieger, Mitchell I.                1262                           $50,000.00         $12,500.00
 Lagios, Peter                       1260                           $50,000.00         $12,500.00
 Lewis, Steven H.                    1265                           $25,000.00          $6,250.00
 Maholias, Konstantin and Elizabeth  0928                          $250,000.00         $62,500.00
 Mahoney, William P.                 0613                           $25,000.00          $6,250.00

                                   EXHIBIT "F"

                                     LIST OF
              LIMITED PARTNER CLAIMS AS UNIFORMLY CALCULATED BY THE TRUSTEE AND ALLOWED* (LIMITED) (CLASS 7) IN THE PLAN

*     Unless indicated as disputed

                                                                     Column 1           Column 2


CLAIMANT                           CLAIM NO.      EXPLAN.         ORIGINAL CLAIM      ALLOWED CLAIM
                                                   NOTES              AMOUNT              AMOUNT
                                                                    AS UNIFORMLY     (25% OF ORIGINAL
                                                                   CALCULATED BY       CLAIM AMOUNT)
                                                                    THE TRUSTEE
========================================================================================================
 McGrath, Max E.                     0385                           $50,000.00         $12,500.00
 McGuire, John S.                    1271                           $50,000.00         $12,500.00
 McNerthney, Eloise M.               3948                           $50,000.00         $12,500.00
 Murando, Stephen A.                 0807                           $50,000.00         $12,500.00
 Nechtow, Stephen D.                 1354                           $35,000.00          $8,750.00
 Nierman, Judith                     1568                           $25,000.00          $6,250.00
 Northern Trust (Trustee)            0946                           $50,000.00         $12,500.00
 Susan E Trees Trust
 Olson, Charles W. III               1365                           $50,000.00         $12,500.00
 Parker, James W.                    1553                           $50,000.00         $12,500.00
 Patrick, James                      2280                           $25,000.00          $6,250.00
 Paxson, James                       1437                           $25,000.00          $6,250.00
 Paxson, Kristin H.                  4295                           $25,000.00          $6,250.00
 Pemberton, Ron                      0874                           $25,000.00          $6,250.00
 Peterson, Barbara                   0873                           $50,000.00         $12,500.00
 Reno Radiological Associates        3217                                $0.00              $0.00
 Profit Sharing Plan *DISPUTED*                                                     *DISPUTED*
 Replogle, Robert & Carol            1501                           $50,000.00         $12,500.00


                                   EXHIBIT "F"

                                     LIST OF
              LIMITED PARTNER CLAIMS AS UNIFORMLY CALCULATED BY THE TRUSTEE AND ALLOWED* (LIMITED) (CLASS 7) IN THE PLAN

*     Unless indicated as disputed

                                                                     Column 1           Column 2


CLAIMANT                           CLAIM NO.      EXPLAN.         ORIGINAL CLAIM      ALLOWED CLAIM
                                                   NOTES              AMOUNT              AMOUNT
                                                                    AS UNIFORMLY     (25% OF ORIGINAL
                                                                   CALCULATED BY       CLAIM AMOUNT)
                                                                    THE TRUSTEE
========================================================================================================
 Rochell, Norman (estate)            3956                           $25,000.00          $6,250.00
 Rochell, Steven M MD                3312                           $25,000.00          $6,250.00
 Rodin, Bruce & Nancy                1456                           $50,000.00         $12,500.00
 Rogers, Mike & Anne                 1907                           $25,000.00          $6,250.00
 Rothe, Robert C.                    0908                           $50,000.00         $12,500.00
 Ryder, Richard E. and Pernie N.     0449                           $50,000.00         $12,500.00
 Schriesheim, Alan and Beatrice      1785                           $50,000.00         $12,500.00
 Semerdjian, Ronald A.               1436                           $50,000.00         $12,500.00
 Sokoloff, Norman F. M.D.            1132                           $50,000.00         $12,500.00
 Soper, Thomas G.                    2605                           $50,000.00         $12,500.00
 Stalzer, Richard C.                 3306                           $50,000.00         $12,500.00
 Suttie, Burton & Kathel             1438                           $50,000.00         $12,500.00
 Taubensee, Dale T                   3343                           $50,000.00         $12,500.00
 Taubensee, Kent T                   3355                           $50,000.00         $12,500.00
 Trees, M. Jay                       0832                           $50,000.00         $12,500.00
 Whitty, Raymond J. Jr.              2179                           $25,000.00          $6,250.00
 Wilske, Kenneth R                   1543                           $50,000.00         $12,500.00

                                   EXHIBIT "F"

                                     LIST OF
              LIMITED PARTNER CLAIMS AS UNIFORMLY CALCULATED BY THE TRUSTEE AND ALLOWED* (LIMITED) (CLASS 7) IN THE PLAN

*     Unless indicated as disputed

                                                                     Column 1           Column 2


CLAIMANT                           CLAIM NO.      EXPLAN.         ORIGINAL CLAIM      ALLOWED CLAIM
                                                   NOTES              AMOUNT              AMOUNT
                                                                    AS UNIFORMLY     (25% OF ORIGINAL
                                                                   CALCULATED BY       CLAIM AMOUNT)
                                                                    THE TRUSTEE
========================================================================================================
 Wineberg, Harvey S.                 1264                           $25,000.00          $6,250.00
 Wixson, Richard L.                  2765                           $25,000.00          $6,250.00
                  TOTAL:                                         $2,885,000.00        $708,750.00
                                                                 ================   =====================